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                                                                   EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


         We consent to the use in this Registration Statement on Form SB-2 of our report relating to GBC Bancorp, Inc. dated January 5, 2001, and to the reference to us under the heading "EXPERTS" in this Registration Statement.


                                             /s/ Mauldin & Jenkins, LLC
                                             ----------------------------------

Atlanta, Georgia
November 15, 2001